Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 7/15/03


Blended Coupon 5.7196%


Excess Protection Level
3 Month Average   7.49%
June, 2001   7.03%
May, 2001   7.79%
April, 2001   7.67%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.28%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,631,211,247.25